                                                                     EXHIBIT 4.1

           NUMBER                                                                     SHARES

         FB


                               FIRST INTERNATIONAL BANCORP, INC.                   SEE REVERSE FOR
                                                                                 CERTAIN DEFINITIONS

                     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE         CUSIP 32054Q 10 0

THIS CERTIFIES THAT





IS THE OWNER OF

                      FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE $.10 PER SHARE OF

                                                 FIRST INTERNATIONAL BANCORP, INC.
                                                       CERTIFICATE OF STOCK

WITNESS

Dated
                                        [SEAL OF FIRST INTERNATIONAL BANCORP APPEARS HERE]

           [SIGNATURE APPEARS HERE]                                                            [SIGNATURE APPEARS HERE]

                          TREASURER                                                                           PRESIDENT

COUNTERSIGNED:
        MELLON SECURITIES TRUST COMPANY
                      (NEW YORK)        TRANSFER AGENT
BY

                                      AUTHORIZED SIGNATURE


      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM --as tenants in common                      UNIF GIFT MIN ACT --..........Custodian...........
      TEN ENT --as tenants by the entireties                                    (Cust)             (Minor)
      JT TEN  --as joint tenants with right of                                under Uniform Gifts to Minors
                survivorship and not as tenants                               Act...............
                in common                                                            (State)

   Additional abbreviations may also be used though not in the above lists.

      For Value Received,__________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________



             -------------------------------------------------------------------
             THE SIGNATURE OF THIS AGREEMENT MUST CORRESPOND WITH THE NOTICE:
             NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.